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                                                                EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           -------------------------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           -------------------------

                       AMERICAN BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

A National Banking Association                          41-0122055
(State of incorporation if                              (IRS Employer
not a national bank)                                    Identification No.)

101 East Fifth Street
Corporate Trust Department
St. Paul, Minnesota                                     55101
(Address of principal executive offices)                (Zip Code)


                       AMERICAN BANK NATIONAL ASSOCIATION
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                                 (612) 298-6280
        (Exact name, address, and telephone number of agent for service)

                           -------------------------

                                 AMF Group Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                         13-3873272
(State of incorporation or other                 (IRS Employer Identification
jurisdiction)                                    incorporation or organization)

7313 Bell Creek Road
Mechanicsville, Virginia                         23111
(Address of principal executive offices)         (Zip Code)

                           -------------------------

              12 1/4% Senior Subordinated Discount Notes Due 2006
                        (Title of Indenture securities)

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
Exact Name of Obligor             State or other jurisdiction             IRS employer identification number
                                  of incorporation or organization


AMF Group Holdings Inc.           Delaware                                13-3873270
AMF Bowling Holdings Inc.         Delaware                                54-1790126
AMF Bowling Centers
  Holdings Inc.                   Delaware                                54-1789642
AMF Bowling, Inc.                 Virginia                                54-1390740
AMF Worldwide Bowling
  Centers Holdings Inc.           Delaware                                54-1789643
AMF Bowling Centers, Inc.         Virginia                                54-1221662
Bush River Corporation            South Carolina                          57-0707033
AMF Beverage Company
  of Oregon, Inc.                 Oregon                                  54-1634960
King Louie Lenexa, Inc.           Kansas                                  54-1540814
AMF Beverage Company
  of W. VA, Inc.                  West Virginia                           54-1800461
AMF Bowling Centers
  Switzerland Inc.                Delaware                                54-1792353
AMF Bowling Centers
  (Aust) International Inc.       Virginia                                54-1492964
AMF Bowling Centers
  (Canada) International Inc.     Virginia                                54-1492976
AMF Bowling Centers
  (Hong Kong) International Inc.  Virginia                                54-1493836
AMF Bowling Centers
  International Inc.              Virginia                                54-1493442
AMF BCO-UK One, Inc.              Virginia                                54-1511045
AMF BCO-UK Two, Inc.              Virginia                                54-1511040
AMF BCO-UK France
  One, Inc.                       Virginia                                54-1513230
AMF BCO-UK France
  Two, Inc.                       Virginia                                54-1513758
AMF Bowling Centers
  Spain Inc.                      Delaware                                54-1792351
AMF Bowling Mexico
  Holding, Inc.                   Delaware                                54-1467931
Boliches AMF, Inc.                Virginia                                54-1529631
AMF BCO-China, Inc.               Virginia                                54-1768882
AMF Bowling Centers
  China, Inc.                     Virginia                                54-1768871

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Item 1.   General Information.  Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

              -Comptroller of the Currency
               Treasury Department
               Washington, DC
              -Federal Deposit Insurance Corporation
               Washington, DC
              -The Board of Governors of the Federal Reserve System
               Washington, DC

          (b)  The Trustee is authorized to exercise corporate trust powers.


                                    GENERAL

Item 2. Affiliations With Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None
          See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.  List of Exhibits.  Listed below are all the exhibits filed as a part of this statement of eligibility and
                             qualification. Such exhibits are incorporated by reference from a previous filing under filing number 333-4402.

          Exhibit 1. Copy of Articles of Association of the trustee now in effect.

          Exhibit 2.   a.   A copy of the certificate of the Comptroller of
                            Currency dated June 1, 1965, authorizing American
                            Bank National Association to act as fiduciary.

                       b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the Comptroller of the Currency to American Bank National Association.
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Exhibit 3.      A copy of the authorization of the trustee to exercise
                corporate trust powers issued by the Federal Reserve Board.

Exhibit 4.      Copy of By-laws of the trustee as now in effect.

Exhibit 5.      Copy of each Indenture referred to in Item 4. Not applicable.

Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.



                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



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                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 22nd day of May, 1996.


                                AMERICAN BANK NATIONAL ASSOCIATION

[SEAL]

                                   /s/ Frank P. Leslie III
                                ----------------------------------
                                       Frank P. Leslie III
                                         Vice President

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                                   EXHIBIT 6

                                    CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, American Bank National Association, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: May 22, 1996

                                        AMERICAN BANK NATIONAL ASSOCIATION

                                              /s/ Frank P. Leslie
                                        ----------------------------------
                                                  Frank P. Leslie
                                                  Vice President